Tax equity	12 Months Ended
Jun. 30, 2025
Tax Equity
Tax equity

17. Tax equity:

On June 20, 2023, the Company acquired a 67% membership interest in Solar Alliance DevCo, an entity which owns and operates certain solar facilities in the US under subsidiaries that are set up as tax equity structures to finance the capital cost of the solar facilities.

Amounts paid by the TEIs for their equity stakes are classified as debt on the consolidated statements of financial position and are measured at amortized cost using the EIR method. Amortized cost is affected by the allocation of ITCs (in tax equity assets), taxable income, and accelerated tax depreciation. Financing expenses represent the interest accretion using the EIR. The EIR of the tax equity was determined to be 9%, based on a loan value of $461 at the acquisition date. The arrangement has an estimated maturity date in 2028, representing the expected flip point, with a 99% ownership allocation reflecting the distribution of taxable income or loss prior to the flip date. The corresponding tax equity asset acquired on acquisition date was $475.

Tax equity investors in US solar projects generally require sponsor guarantees as a condition to their investment. To support the tax equity investments, the Company executed guarantees indemnifying the tax equity investors against certain breaches of project level representations, warranties and covenants and other events. The Company believes these indemnifications cover matters which are substantially under its control and are unlikely to occur.

The Company recognized $8 related to ITC distribution as other income for the year ended June 30, 2025 (June 30, 2024 - $33). In addition, interest accretion of $31 was recognized for the year ended June 30, 2025 (June 30, 2024 - $32).